                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                           ---------------------------




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 1, 1996
                                                -------------------------------

                              CKE RESTAURANTS, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-13192               33-0602639
-------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
      of Incorporation)               File Number)       Identification No.)

1200 North Harbor Boulevard, Anaheim, California              92801
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code  (714) 774-5796
                                                   ----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 1, 1996, CKE Restaurants, Inc. (the "Company") acquired an 80.0% equity interest in Casa Bonita Incorporated ("Casa Bonita"). Casa Bonita currently owns and operates 108 Taco Bueno quick-service restaurants located in Texas (primarily in the Dallas/Ft. Worth area) and Oklahoma (primarily in the Tulsa and Oklahoma City areas). Casa Bonita also owns and operates two Casa Bonita restaurants and three Crystal's Pizza and Spaghetti Restaurants. At the present time, the Company intends to continue operating the restaurants owned and operated by Casa Bonita.

         The acquisition was effected by the purchase by CBI Restaurants, Inc. ("CBI"), a newly-formed corporation in which the Company holds an 80.0% equity interest, of all of the outstanding capital stock of Casa Bonita from Casa Bonita Holdings, Inc., which is an indirect subsidiary of Unigate PLC, a publicly-held London Stock Exchange Company based in the United Kingdom. The total purchase price paid by CBI for Casa Bonita was $42.0 million, which was paid in cash and is subject to adjustment. The acquisition was financed in part by loans to CBI of $9.0 million from the Company, $8.0 million from Fidelity National Financial, Inc. ("Fidelity") and $5.0 million from Giant Group, Ltd. The balance of the purchase price, $20.0 million, was financed through the Company's investment of $16.0 million in cash for an 80.0% equity interest in CBI, and Fidelity's investment of $4.0 million in cash for the remaining 20.0% equity interest in CBI. The Company's investments in CBI were funded out of borrowings under the Company's revolving credit facility. William P. Foley II, the Company's Chief Executive Officer and Chairman of the Board, serves as the Chairman of the Board and Chief Executive Officer of Fidelity. In addition, Daniel D. (Ron) Lane, the Company's Vice Chairman of the Board, and Frank P. Willey, a director of the Company, serve as directors of Fidelity.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Business Acquired.

         Independent Auditors' Report

         Consolidated Balance Sheets as of June 24, 1996 (unaudited),
               April 1, 1996 and April 3, 1995

         Consolidated Statements of Earnings for the twelve weeks ended June
               24, 1996 (unaudited) and June 26, 1995 (unaudited) and for the years ended April 1, 1996 and April 3, 1995

         Consolidated Statements of Stockholder's Equity for the twelve weeks ended June 24, 1996 (unaudited) and for the years ended
               April 1, 1996 and April 3, 1995

         Consolidated Statements of Cash Flows for the twelve weeks ended
               June 24, 1996 (unaudited) and June 26, 1995 (unaudited) and for the years ended April 1, 1996 and April 3, 1995

         Notes to Consolidated Financial Statements


    (b)  Pro Forma Financial Information.

         Unaudited Pro Forma Combined Condensed Balance Sheet as of August 12,
               1996

         Unaudited Pro Forma Combined Condensed Statement of Operations for the fiscal year ended January 31, 1996

         Unaudited Pro Forma Combined Condensed Statement of Operations for the 28 weeks ended August 12, 1996

         Notes to Unaudited Pro Forma Combined Condensed Financial Data

    (c)  Exhibits.

         Exhibit Number

         10.1 Stock Purchase Agreement, dated as of August 27, 1996, by and between the Registrant and Casa Bonita Holdings, Inc. (incorporated by reference to Exhibit 10.1 to the Registrants's Current Report on Form 8-K dated August 27, 1996). *

         23.1  Consent of KPMG Peat Marwick LLP.

         99.1  Press Release dated October 2, 1996.

         99.2  Financial Statements described in Item 7(a) above.

         99.3  Financial Statements described in Item 7(b) above.

---------------

* Schedules omitted. The Registrant shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CKE RESTAURANTS, INC.

Date:  October 15, 1996                By:    /s/  JOSEPH N. STEIN
                                              --------------------
                                              Joseph N. Stein,
                                              Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

                                                                  SEQUENTIALLY
EXHIBIT NUMBER         DESCRIPTION                                NUMBERED PAGE
--------------         -----------                                -------------

     10.1 Stock Purchase Agreement, dated as of August 27, 1996, by and between the Registrant and Casa Bonita Holdings, Inc. (incorporated by reference to Exhibit 10.1 to the Registrants' Current Report as Form 8-K dated August 27,
                       1996). *

     23.1              Consent of KPMG Peat Marwick LLP.

     99.1              Press Release dated October 2, 1996.

     99.2 Financial Statements described in Item 7(a) above.

     99.3 Financial Statements described in Item 7(b) above.

---------------

* Schedules omitted. The Registrant shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.